SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 17 - SUBSEQUENT EVENTS

1.
During the first quarter of 2021, certain investors from the Warrants Exercise Transaction and the April-May 2020 Offerings exercised warrants at exercise prices ranging from $0.75-$0.80 per share, for total gross proceeds to the Company of approximately $19,240. As a result, the Company issued an aggregate 24,204,682 ordinary shares.

2.
On January 26, 2021, the Company entered into the New Lease Agreement, as amended, according to which, effective as April 1, 2021, the Company shall lease approximately 1,550 square meters at its facility located in Isfiya, Israel. The agreement expires on December 31, 2023, 2.and the Company has an option to extend the lease period for an additional three years. The Company has the right to terminate the New Lease Agreement at any time, upon at least 60 days prior written notice. The monthly rental fee according to the New Lease Agreement is $15.5 per month.

3.
In January 2021, the Company received an additional grant from the IIA of up to $750 to support the funding of the Company’s transition from research and development to manufacturing, of which approximately $260 was received in January 2021.

4.
In March 2021, the Company entered into an exclusive license agreement with the University of Missouri with respect to certain patents held by the University of Missouri that the University of Missouri claimed included background intellectual property in C-Scan. In consideration for the grant of an exclusive license to those patents in the medical field, the Company agreed to pay royalties ranging from 30 U.S cents to 5 U.S dollars per C-Scan unit depending on the number of units sold up to $15,000 in the aggregate.